OTHER PAYABLES AND ACCRUED EXPENSES (Tables)	12 Months Ended
Dec. 31, 2019
OTHER PAYABLES AND ACCRUED EXPENSES
Schedule of other payables and accrued expenses

Other payables and accrued expenses at December 31, 2019 and 2018 consisted of the following:

	December 31, 2019	December 31, 2018
	USD	USD
Payables to a potential investor (1)	8,723,540	8,574,254
Payable to Guizhou Eakan Investing Corp. (2)	2,087,030	2,121,392
Salaries and bonuses payable	26,439,393	23,543,535
Accruals for sales promotion fee	32,335,868	29,401,827
Payables for construction work	3,591,000	8,181,773
Other tax payables	1,802,797	1,456,184
Advance from customers(3)	7,631,941	9,101,834
Deposits received	3,120,134	7,463,172
Lease liability - current	1,172,158	—
Others	12,839,489	10,089,822
Total	99,743,350	99,933,793

(1)

The payables to a potential investor comprises deposits received from a potential investor in the amount of $4,896,494 and $4,977,112 as of December 31, 2019 and 2018, respectively, and related interest plus penalty on these deposits totaling $3,827,046 and $3,597,142 as of December 31, 2019 and 2018, respectively.

(2)

Guizhou Taibang has payables to Guizhou Eakan Investing Corp., amounting to approximately $2,087,030 and $2,121,392 as of December 31, 2019 and 2018, respectively. The Company borrowed this interest free advance for working capital purpose for Guizhou Taibang. The balance is due on demand. See Note 19.

(3)

The change in advance from customers primarily represents cash received, less amounts recognized as sales during the year. All the advance from customers at December 31, 2018 was recognized in sales during the year ended December 31, 2019.